Exhibit 99.2

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	March 31,		December 31,		Linked Quarter	March 31,
(dollars in thousands)	2006		2005		% Change	2005	% Change
Assets
Cash and due from banks	$1,185,293		$1,284,064		(8)%	$1,066,051	11%
Federal funds sold	6,600		12,700		(48)	10,000	(34)
Cash and cash equivalents	1,191,893		1,296,764		(8)	1,076,051	11
Loans held for sale	37,349		30,091		24	64,087	(42)
Trading securities	123,468		143,016		(14)	206,113	(40)
Securities available for sale	10,245,046		9,518,821		8	7,950,643	29
Securities held to maturity	13,705,727		13,005,364		5	11,292,995	21
Loans:
Commercial real estate:
Investor developer	2,156,040		2,001,674		8	1,553,908	39
Residential construction	289,236		290,530		(0)	225,239	28
	2,445,276		2,292,204		7	1,779,147	37
Commercial loans:
Term	1,951,600		1,781,148		10	1,376,663	42
Line of credit	1,632,310		1,517,347		8	1,221,096	34
Demand	0		0		0	0	0
	3,583,910		3,298,495		9	2,597,759	38
Owner-occupied	2,526,458		2,402,300		5	2,100,289	20
	6,110,368		5,700,795		7	4,698,048	30
Consumer:
Mortgages (1-4 family residential)	2,119,424		2,000,309		6	1,447,365	46
Installment	230,927		211,332		9	134,965	71
Home equity	2,484,333		2,353,581		6	1,845,963	35
Credit lines	90,282		100,431		(10)	70,405	28
	4,924,966		4,665,653		6	3,498,698	41
Total loans	13,480,610		12,658,652		6	9,975,893	35
Less allowance for loan losses	135,745	*	133,664	*	2	139,289	(3)
	13,344,865		12,524,988		7	9,836,604	36
Bank premises and equipment, net	1,406,608		1,378,786		2	1,077,488	31
Goodwill and other intangible assets	150,466		106,926		41	9,120	1,550
Other assets	486,960		461,281		6	356,875	36
Total assets	$40,692,382		$38,466,037		6%	$31,869,976	28%
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,391,102		$8,019,878		5%	$6,877,932	22%
Interest-bearing	14,146,346		13,286,678		6	12,402,424	14
Savings	10,328,280		9,486,712		9	6,811,580	52
Time	4,246,379		3,933,445		8	3,396,022	25
Total deposits	37,112,107		34,726,713		7	29,487,958	26

Other borrowed money	869,753		1,106,443		(21)	136,251	538
Other liabilities	292,225		323,708		(10)	339,808	(14)
Long-term debt	0		0		0	200,000	(100)
	38,274,085		36,156,864		6	30,164,017	27
Stockholders' Equity
Common stock	184,046		179,499		3	162,431	13
Capital in excess of par value	1,566,673		1,450,843		8	988,848	58
Retained earnings	805,967		750,710		7	603,338	34
Accumulated other comprehensive (loss) income	(121,918)		(59,169)		106	(35,927)	239
	2,434,768		2,321,883		5	1,718,690	42

Less treasury stock, at cost	16,471		12,710		30	12,731	29
Total stockholders' equity	2,418,297		2,309,173		5	1,705,959	42
Total liabilities and stockholders' equity	$40,692,382		$38,466,037		6%	$31,869,976	28%

* Net of $7.2 million, March 2006, and $7.8 million, December 2005, Allowance for Unfunded Credit Commitments included in Other Liabilities

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

(dollars in thousands)	March 31,		December 31, 2005				March 31, 2005
	2006		Actual		$ Change	% Change	Actual	$ Change	% Change
Assets
Cash and due from banks	$1,185,293		$1,284,064		($98,771)	(8)%	$1,066,051	$119,242	11%
Federal funds sold	6,600		12,700		(6,100)	(48)	10,000	(3,400)	(34)
Cash and cash equivalents	1,191,893		1,296,764		(104,871)	(8)	1,076,051	115,842	11
Loans held for sale	37,349		30,091		7,258	24	64,087	(26,738)	(42)
Trading securities	123,468		143,016		(19,548)	(14)	206,113	(82,645)	(40)
Securities available for sale	10,245,046		9,518,821		726,225	8	7,950,643	2,294,403	29
Securities held to maturity	13,705,727		13,005,364		700,363	5	11,292,995	2,412,732	21

Loans	13,480,610		12,658,652		821,958	6	9,975,893	3,504,717	35
Less allowance for loan losses	135,745	*	133,664	*	2,081	2	139,289	(3,544)	(3)
	13,344,865		12,524,988		819,877	7	9,836,604	3,508,261	36
Reserve %	1.06%		1.12%				1.40%
Bank premises and equipment, net	1,406,608		1,378,786		27,822	2	1,077,488	329,120	31
Other assets	637,426		568,207		69,219	12	365,995	271,431	74
Total assets	$40,692,382		$38,466,037		$2,226,345	6%	$31,869,976	$8,822,406	28%
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,391,102		$8,019,878		$371,224	5%	$6,877,932	$1,513,170	22%
Interest-bearing	14,146,346		13,286,678		859,668	6	12,402,424	1,743,922	14
Savings	10,328,280		9,486,712		841,568	9	6,811,580	3,516,700	52
Time	4,246,379		3,933,445		312,934	8	3,396,022	850,357	25
Total deposits	37,112,107		34,726,713		2,385,394	7	29,487,958	7,624,149	26

Core deposits	35,912,440		33,869,540		2,042,900	6	28,058,156	7,854,284	28

Total other liabilities	1,161,978		1,430,151		(268,173)	(19)	676,059	485,919	72
	38,274,085		36,156,864		2,117,221	6	30,164,017	8,110,068	27
Stockholders' Equity
	2,418,297		2,309,173		109,124	5	1,705,959	712,338	42

Total liabilities and stockholders' equity	$40,692,382		$38,466,037		$2,226,345	6%	$31,869,976	$8,822,406	28%

* Net of $7.2 million, March 2006, and $7.8 million, December 2005, Allowance for Unfunded Credit Commitments included in Other Liabilities

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	March 31,	December 31,
(dollars in thousands)	2006	2005
Assets
Cash and due from banks	$1,185,293	$1,284,064
Federal funds sold	6,600	12,700
Cash and cash equivalents	1,191,893	1,296,764
Loans held for sale	37,349	30,091
Trading securities	123,468	143,016
Securities available for sale	10,245,046	9,518,821
Securities held to maturity	13,705,727	13,005,364
(market value 3/06-$13,282,726; 2005-$12,758,552)
Loans	13,480,610	12,658,652
Less allowance for loan losses	135,745	133,664
	13,344,865	12,524,988
Bank premises and equipment, net	1,406,608	1,378,786
Goodwill and other intangible assets	150,466	106,926
Other assets	486,960	461,281
Total assets	$40,692,382	$38,466,037
Liabilities
Deposits:
Demand:
Noninterest-bearing	$8,391,102	$8,019,878
Interest-bearing	14,146,346	13,286,678
Savings	10,328,280	9,486,712
Time	4,246,379	3,933,445
Total deposits	37,112,107	34,726,713

Other borrowed money	869,753	1,106,443
Other liabilities	292,225	323,708
Long-term debt	0	0
	38,274,085	36,156,864
Stockholders' Equity
Common stock, 184,046,167 shares issued (179,498,717 shares in 2005)	184,046	179,499
Capital in excess of par value	1,566,673	1,450,843
Retained earnings	805,967	750,710
Accumulated other comprehensive (loss) income	(121,918)	(59,169)
	2,434,768	2,321,883

Less treasury stock, at cost, 946,626 shares (837,338 shares in 2005)	16,471	12,710
Total stockholders' equity	2,418,297	2,309,173

Total liabilities and stockholders' equity	$40,692,382	$38,466,037

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		March 31,
	(dollars in thousands, except per share amounts)	2006	2005	% Change

Interest income	Interest and fees on loans	$214,974	$145,218	48%
	Interest on investments	295,076	224,946	31
	Other interest	413	316	31
	Total interest income	510,463	370,480	38

Interest expense	Interest on deposits:
	Demand	97,940	46,671	110
	Savings	54,004	19,080	183
	Time	36,261	18,398	97
	Total interest on deposits	188,205	84,149	124
	Interest on other borrowed money	14,328	4,410	225
	Interest on long-term debt	0	3,020	(100)
	Total interest expense	202,533	91,579	121

	Net interest income	307,930	278,901	10
	Provision for credit losses	6,501	6,250	4
	Net interest income after provision for credit losses	301,429	272,651	11

Noninterest	Deposit charges and service fees	82,281	59,964	37
income	Other operating income	48,721	42,617	14
	Net investment securities (losses) gains	0	1,108	(100)
	Total noninterest income	131,002	103,689	26

	Total Revenues	438,932	382,590	15

Noninterest	Salaries and benefits	144,825	119,301	21
expense	Occupancy	46,240	37,993	22
	Furniture and equipment	35,960	28,926	24
	Office	15,473	12,677	22
	Marketing	7,811	5,801	35
	Other	65,025	53,708	21
	Total noninterest expenses	315,334	258,406	22

	Income before income taxes	117,097	117,934	(1)
	Provision for federal and state income taxes	39,800	40,797	(2)
	Net income	$77,297	$77,137	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.48	(10)%
	Diluted	$0.41	$0.45	(9)
	Average common and common equivalent shares outstanding:
	Basic	180,917	160,798	13
	Diluted	189,867	176,323	8
	Cash dividends, common stock	$0.12	$0.11	9%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		March 31,	December 31,		March 31,
	(dollars in thousands, except per share amounts)	2006	2005	% Change	2005	% Change

Interest	Interest and fees on loans	$214,974	$194,617	10%	$145,218	48%
income	Interest on investments	295,076	278,317	6	224,946	31
	Other interest	413	293	41	316	31
	Total interest income	510,463	473,227	8	370,480	38

Interest	Interest on deposits:
expense	Demand	97,940	84,148	16	46,671	110
	Savings	54,004	45,866	18	19,080	183
	Time	36,261	31,987	13	18,398	97
	Total interest on deposits	188,205	162,001	16	84,149	124
	Interest on other borrowed money	14,328	12,386	16	4,410	225
	Interest on long-term debt	0	0	0	3,020	(100)
	Total interest expense	202,533	174,387	16	91,579	121

	Net interest income	307,930	298,840	3	278,901	10
	Provision for credit losses	6,501	5,400	20	6,250	4
	Net interest income after provision for credit losses	301,429	293,440	3	272,651	11

Noninterest	Deposit charges and service fees	82,281	81,624	1	59,964	37
income	Other operating income	48,721	42,600	14	42,617	14
	Net investment securities (losses) gains	0	(25,541)	(100)	1,108	(100)
	Total noninterest income	131,002	98,683	33	103,689	26

	Total Revenues	438,932	397,523	10	382,590	15

Noninterest	Salaries and benefits	144,825	145,426	(0)	119,301	21
expense	Occupancy	46,240	46,101	0	37,993	22
	Furniture and equipment	35,960	36,794	(2)	28,926	24
	Office	15,473	15,708	(1)	12,677	22
	Marketing	7,811	10,544	(26)	5,801	35
	Other	65,025	66,320	(2)	53,708	21
	Total noninterest expenses	315,334	320,893	(2)	258,406	22

	Income before income taxes	117,097	71,230	64	117,934	(1)
	Provision for federal and state income taxes	39,800	24,292	64	40,797	(2)
	Net income	$77,297	$46,938	65%	$77,137	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.27	59%	$0.48	(10)%
	Diluted	$0.41	$0.26	58	$0.45	(9)
	Average common and common equivalent shares outstanding:
	Basic	180,917	174,958	3	160,798	13
	Diluted	189,867	182,801	4	176,323	8
	Cash dividends, common stock	$0.12	$0.12	0%	$0.11	9%

	Return on average assets	0.79%	0.50%		0.99%
	Return on average equity	13.00	8.67		17.98

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three Months Ended
	March 31,

	2006	2005	% Change
	(dollars and shares in thousands)

Income Statement Data:
Net interest income	$307,930	$278,901	10%
Provision for credit losses	6,501	6,250	4
Noninterest income	131,002	103,689	26
Total revenues	438,932	382,590	15
Noninterest expense	315,334	258,406	22
Net income	77,297	77,137	0

Per Share Data:
Net income - Basic	$0.43	$0.48	(10)%
Net income - Diluted	0.41	0.45	(9)

Book value - Basic	$13.21	$10.56	25%
Book value - Diluted	12.59	10.76	17

Revenue per share - Diluted	$9.25	$8.68	7%

Weighted Average Shares Outstanding:
Basic	180,917	160,798
Diluted	189,867	176,323

Balance Sheet Data:

Total assets	$40,692,382	$31,869,976	28%
Loans (net)	13,344,865	9,836,604	36
Allowance for credit losses	142,913	139,289	3
Securities available for sale	10,245,046	7,950,643	29
Securities held to maturity	13,705,727	11,292,995	21
Total deposits	37,112,107	29,487,958	26
Core deposits	35,912,440	28,058,156	28
Convertible Trust Capital Securities - Commerce Capital Trust II	0	200,000	-
Stockholders' equity	2,418,297	1,705,959	42

Capital:

Stockholders' equity to total assets	5.94%	5.35%

Risk-based capital ratios:
Tier I	11.82	12.46
Total capital	12.55	13.40

Leverage ratio	6.08	6.22

Performance Ratios:

Cost of funds	2.28%	1.31%
Net interest margin	3.53	4.04
Return on average assets	0.79	0.99
Return on average total stockholders' equity	13.00	17.98

The following summary presents information regarding non-performing loans and assets as of March 31, 2006 and the preceding four quarters (dollar amounts in thousands).

	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
Non-accrual loans:
Commercial	$16,975	$16,712	$16,926	$20,467	$18,376
Consumer	9,285	8,834	8,559	8,641	8,723
Commercial real estate:
Construction	1,726	1,763	1,882	178	178
Mortgage	2,096	4,329	3,353	3,086	1,290
Total non-accrual loans	30,082	31,638	30,720	32,372	28,567

Restructured loans:
Commercial	3,037	3,133	3,230	3,326	3,422
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	3,037	3,133	3,230	3,326	3,422

Total non-performing loans	33,119	34,771	33,950	35,698	31,989

Other real estate	435	279	310	349	777

Total non-performing assets	33,554	35,050	34,260	36,047	32,766

Loans past due 90 days or more
and still accruing	332	248	177	165	233

Total non-performing assets and
loans past due 90 days or more	$33,886	$35,298	$34,437	$36,212	$32,999

Total non-performing loans as a
percentage of total period-end
loans	0.25%	0.27%	0.30%	0.33%	0.32%

Total non-performing assets as a
percentage of total period-end assets	0.08%	0.09%	0.09%	0.11%	0.10%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.08%	0.09%	0.09%	0.11%	0.10%

Allowance for credit losses as a
percentage of total non-performing
loans	432%	407%	409%	396%	435%

Allowance for credit losses as a percentage
of total period-end loans	1.06%	1.12%	1.23%	1.32%	1.40%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	1%	1%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

			Year
	Three Months Ended		Ended
	03/31/06	03/31/05	12/31/05

Balance at beginning of period	$141,464	$135,620	$135,620
Provisions charged to operating expenses	6,501	6,250	19,150
	147,965	141,870	154,770

Recoveries on loans charged-off:
Commercial	533	651	2,546
Consumer	511	833	2,566
Commercial real estate	1	50	80
Total recoveries	1,045	1,534	5,192

Loans charged-off:
Commercial	(4,186)	(2,602)	(13,944)
Consumer	(1,712)	(1,487)	(5,912)
Commercial real estate	(199)	(26)	(1,136)
Total charge-offs	(6,097)	(4,115)	(20,992)
Net charge-offs	(5,052)	(2,581)	(15,800)

Allowance for credit loss acquired bank			2,494

Balance at end of period	$142,913	$139,289	$141,464

Net charge-offs as a percentage of
average loans outstanding	0.16%	0.11%	0.15%

Net Allowance Additions	$1,449	$3,669	$5,844

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	March 2006			December 2005			March 2005
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$22,325,450	$289,739	5.26%	$21,761,130	$273,042	4.98%	$18,192,721	$221,886	4.95%
Tax-exempt	549,794	6,956	5.13	518,699	6,279	4.80	405,771	3,313	3.31
Trading	108,670	1,255	4.69	124,625	1,838	5.85	111,732	1,395	5.06
Total investment securities	22,983,914	297,950	5.26	22,404,454	281,159	4.98	18,710,224	226,594	4.91
Federal funds sold	36,594	413	4.58	26,165	293	4.44	50,311	316	2.55
Loans
Commercial mortgages	4,491,557	76,193	6.88	4,124,373	68,958	6.63	3,527,626	55,095	6.33
Commercial	3,221,996	59,125	7.44	2,893,352	51,892	7.12	2,327,438	35,581	6.20
Consumer	4,817,562	74,127	6.24	4,402,231	68,197	6.15	3,423,574	49,974	5.92
Tax-exempt	492,283	8,506	7.01	487,280	8,570	6.98	391,510	7,028	7.28
Total loans	13,023,398	217,951	6.79	11,907,236	197,617	6.58	9,670,148	147,678	6.19

Total earning assets	$36,043,906	$516,314	5.81%	$34,337,855	$479,069	5.53%	$28,430,683	$374,588	5.35%

Sources of Funds
Interest-bearing liabilities
Savings	$9,712,691	$54,004	2.25%	$8,993,005	$45,866	2.02%	$6,558,587	$19,080	1.18%
Interest bearing demand	13,584,371	97,940	2.92	13,222,933	84,148	2.52	11,924,947	46,671	1.59
Time deposits	3,131,039	25,850	3.35	2,970,865	23,540	3.14	2,566,074	13,740	2.17
Public funds	952,132	10,411	4.43	861,920	8,447	3.89	781,282	4,658	2.42
Total deposits	27,380,233	188,205	2.79	26,048,723	162,001	2.47	21,830,890	84,149	1.56

Other borrowed money	1,316,437	14,328	4.41	1,213,323	12,386	4.05	703,223	4,410	2.54
Long-term debt	0	0	0.00	0	0	0.00	200,000	3,020	6.12
Total deposits and interest-bearing liabilities	28,696,670	202,533	2.86	27,262,046	174,387	2.54	22,734,113	91,579	1.63

Noninterest-bearing funds (net)	7,347,236			7,075,809			5,696,570
Total sources to fund earning assets	$36,043,906	202,533	2.28	$34,337,855	174,387	2.01	$28,430,683	91,579	1.31

Net interest income and
margin tax-equivalent basis		$313,781	3.53%		$304,682	3.52%		$283,009	4.04%

Other Balances
Cash and due from banks	$1,286,259			$1,304,177			$1,180,375
Other assets	2,094,400			1,945,109			1,625,412
Total assets	39,288,182			37,445,373			31,096,724
Total deposits	35,295,835			33,783,365			28,220,513
Demand deposits (noninterest-bearing)	7,915,602			7,734,642			6,389,623
Other liabilities	298,278			282,218			256,677
Stockholders' equity	2,377,632			2,166,467			1,716,311
Allowance for loan losses	136,383			141,768			139,746

Notes	-Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,

	2006	2005
Basic:
Net income applicable to common stock	$77,297	$77,137

Average common shares outstanding	180,917	160,798

Net income per common share	$0.43	$0.48

Diluted:
Net income applicable to common stock	$77,297	$77,137
on a diluted basis
Interest expense on trust preferred securities		1,963
	$77,297	$79,100

Average common shares outstanding	180,917	160,798
Additional shares considered in diluted
computation assuming:
Exercise of stock options	8,950	7,943
Conversion of trust preferred securities		7,582

Average common and common equivalent
shares outstanding	189,867	176,323

Net income per common and common
equivalent share	$0.41	$0.45